UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2019

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana		46514-3305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

On February 1, 2019, Thor Industries, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on February 1, 2019, the Company closed its acquisition of all of the issued and outstanding shares of capital stock of Erwin Hymer Group SE (“EHG”). This Form 8-K/A amends the Original Form 8-K to include the historical audited combined financial statements of EHG and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items and to file the Amendment, the Term Loan Credit Agreement and the ABL Credit Agreement, each as described in the Original Form 8-K, and should be read in conjunction with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The audited combined financial statements of EHG, which comprise the combined statements of financial position as of August 31, 2018 and 2017, and the related combined statements of income, comprehensive income, changes in equity and cash flows for the years then ended, and the related notes to the combined financial statements, are filed herewith as Exhibit 99.4. The consent of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft, EHG’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)	Pro forma financial information

The unaudited pro forma condensed financial information of the Company and EHG is filed as Exhibit 99.5 to this Form 8-K/A.

(d)	Exhibits

Exhibit Number	Description

2.1*	Sale and Purchase Agreement (SPA) Amendment Agreement, dated as of February 1, 2019, by and among the Company, Tyr Holdings LLC & Co. KG, a wholly-owned subsidiary of the Company and the selling parties identified therein.
10.1	Term Loan Agreement, dated as of February 1, 2019, by and among the Company, as borrower, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent
10.2	ABL Credit Agreement, dated as of February 1, 2019, by and among the Company, certain domestic subsidiaries of the Company, certain subsidiaries of EHG organized under the laws of Germany and a subsidiary of EHG organized under the laws of the United Kingdom, the several lenders from time to time parties thereto and JPMorgan, as administrative agent
23.1	Consent of Ernst & Young GmbH, independent auditors of EHG
99.1+	Copy of press release, dated February 1, 2019, issued by the Company
99.2+	Copy of Company presentation posted on the Company’s website on February 1, 2019
99.3+	Copy of the question and answer document posted on the Company’s website on February 1, 2019
99.4	Audited combined financial statements of EHG as of August 31, 2018 and 2017 and for the years then ended
99.5	Unaudited pro forma condensed combined financial information of the Company and EHG
99.6	Copy of Company presentation posted on the Company’s website on April 18, 2019

*

Certain schedules and exhibits referenced in the Sale and Purchase Agreement Amendment Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

+	Previously filed with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: April 18, 2019	By: /s/ Colleen Zuhl
Name: Colleen Zuhl
Title: Senior Vice President and Chief Financial Officer